EXHIBIT 21

DOMINION RESOURCES, INC.
SUBSIDIARIES OF THE REGISTRANT

NAME	JURISDICTION OF INCORPORATION	NAME UNDER WHICH BUSINESS IS CONDUCTED
Dominion Resources, Inc.	Virginia	Dominion
Consolidated Natural Gas Company	Delaware	Consolidated Natural Gas Company
Dominion CNG Capital Trust I	Delaware	Dominion CNG Capital Trust I
CNG Coal Company	Delaware	CNG Coal Company
CNG International Corporation	Delaware	CNG International Corporation
CNG Kauai, Inc.	Delaware	CNG Kauai, Inc.
Kauai Power Partners, L. P.	Delaware	Kauai Power Partners, L. P.
DBNGP Finance Co. LLC	Australia	DBNGP Finance Co. LLC
CNG Main Pass Gas Gathering Corporation	Delaware	CNG Main Pass Gas Gathering Corporation
CNG Oil Gathering Corporation	Delaware	CNG Oil Gathering Corporation
Main Pass Oil Gathering Company	Delaware	Main Pass Oil Gathering Company
CNG Power Services Corporation	Delaware	CNG Power Services Corporation
Dominion Exploration & Production, Inc.	Delaware	Dominion Exploration & Production, Inc.
CNG Pipeline Company	Texas	CNG Pipeline Company
Dominion Field Services, Inc.	Delaware	Dominion Field Services, Inc.
Dominion Greenbrier, Inc.	Virginia	Dominion Greenbrier, Inc.
Dominion Pipeline – Greenbrier, Inc.	Virginia	Dominion Pipeline – Greenbrier, Inc.
Greenbrier Pipeline Company, LLC	Delaware	Greenbrier Pipeline Company, LLC
Dominion Natural Gas Storage, Inc.	Delaware	Dominion Natural Gas Storage, Inc.
Dominion Oklahoma Texas Exploration & Production, Inc.	Delaware	Dominion Oklahoma Texas Exploration & Production, Inc.
American Exploration Production Company	Texas	American Exploration Production Company
American Reserves Corporation	Texas	American Reserves Corporation
Dominion Gas Marketing, Inc.	Delaware	Dominion Gas Marketing, Inc.
LDNG Acquisition, Inc.	Oklahoma	LDNG Acquisition, Inc.
Louis Dreyfus Natural Gas Corp. Series 1998-A Trust	Delaware	Louis Dreyfus Natural Gas Corp. Series 1998-A Trust
LDNG Texas Holdings, Inc.	Oklahoma	LDNG Texas Holdings, Inc.
Dominion Natural Gas I, LP (formerly Louis Dreyfus Natural Gas I, L.P.)	Texas	Dominion Natural Gas I, LP (formerly Louis Dreyfus Natural Gas I, L.P.)
Stonewater Pipeline Company, L.P.	Texas	Stonewater Pipeline Company, L.P.
Stonewater Pipeline Company of Texas, Inc.	Texas	Stonewater Pipeline Company of Texas, Inc.
Dominion Products and Services, Inc.	Delaware	Dominion Products and Services, Inc.
Dominion Member Services, Inc.	Delaware	Dominion Member Services, Inc.
Dominion Retail, Inc.	Delaware	Dominion Retail, Inc.
Dominion Transmission, Inc.	Delaware	Dominion Transmission, Inc.
Dominion Iroquois, Inc.	Delaware	Dominion Iroquois, Inc.
Hope Gas, Inc.	WV	Dominion Hope
The East Ohio Gas Company	Ohio	Dominion East Ohio
The Peoples Natural Gas Company	Pennsylvania	Dominion Peoples
Dominion Alliance Holding, Inc.	Delaware	Dominion Alliance Holding, Inc.
Alliance Participants Administrative and Start-Up Activities Company LLC	Delaware	Alliance Participants Administrative And Start-Up Activities Company LLC
Dominion Canada Finance Company	Nova Scotia	Dominion Canada Finance Company
Dominion Capital, Inc.	Virginia	Dominion Capital, Inc.

NAME	JURISDICTION OF INCORPORATION	NAME UNDER WHICH BUSINESS IS CONDUCTED
Catalyst Old River Hydroelectric Limited Partnership	Louisiana	Catalyst Old River Hydroelectric Limited Partnership
Dominion Capital Financial, Inc.	Virginia	Dominion Capital Financial, Inc.
Dominion Capital Ventures Corporation	Virginia	Dominion Capital Ventures Corporation
Dominion Land Management Company	Virginia	Dominion Land Management Company
Dominion Lands, Inc.	Virginia	Dominion Lands, Inc.
Dominion Venture Investments, Inc.	Virginia	Dominion Venture Investments, Inc.
Edgen, Inc.	Delaware	Edgen, Inc.
Electronic Lighting, Inc.	Delaware	Electronic Lighting, Inc.
First Source Equity Holdings, Inc.	Virginia	First Source Equity Holdings, Inc.
FS Warrant, L.P.	Virginia	FS Warrant, L.P.
Saxon Capital Acquisition Corp.		Saxon Capital Acquisition Corp.
First Source Financial, Inc.	Delaware	First Source Financial, Inc.
Dominion First Source, Inc.	Virginia	Dominion First Source, Inc.
Louisiana Hydroelectric Capital Corporation	Virginia	Louisiana Hydroelectric Capital Corporation
NH Capital, Inc.	Delaware	NH Capital, Inc.
OptaCor Financial Services Company	Virginia	OptaCor Financial Services Company
Rincon Securities, Inc.	New York	Rincon Securities, Inc.
Shoulders Hill/DCI Properties, Inc.	Virginia	Shoulders Hill/DCI Properties, Inc.
Stanton Associates, Inc.	Virginia	Stanton Associates, Inc.
Stonehouse, L.L.C.	Virginia	Stonehouse, L.L.C.
Trilon Dominion Partners, L.L.C.	Delaware	Trilon Dominion Partners, L.L.C.
Vidalia Audit, Inc.	Virginia	Vidalia Audit, Inc.
Virginia Financial Ventures, Inc.	Virginia	Virginia Financial Ventures, Inc.
Williams Court/DCI Properties, Inc.	Virginia	Williams Court/DCI Properties, Inc.
Dominion Energy, Inc.	Virginia	Dominion Energy, Inc.
Dominion Armstrong, Inc.	Delaware	Dominion Armstrong, Inc.
Armstrong Energy Limited Partnership, LLLP	Delaware	Armstrong Energy Limited Partnership, LLLP
Dominion Armstrong Services Company, Inc.	Delaware	Dominion Armstrong Services Company, Inc.
Dominion Black Warrior Basin, Inc.	Alabama	Dominion Black Warrior Basin, Inc.
Dominion Cleveland Thermal, Inc.	Ohio	Dominion Cleveland Thermal, Inc.
Dominion Cleveland Thermal, LLC	Ohio	Dominion Cleveland Thermal, LLC
Dominion Cleveland Thermal Generation, LLC	Ohio	Dominion Cleveland Thermal Generation, LLC
Dominion Cleveland Steam Distribution, LLC	Ohio	Dominion Cleveland Steam Distribution, LLC
Dominion Cleveland Chilled Water Distribution, LLC	Ohio	Dominion Cleveland Chilled Water Distribution, LLC
Dominion Cogen, Inc.	Virginia	Dominion Cogen, Inc.
Dominion Cogen WV, Inc.	Virginia	Dominion Cogen WV, Inc.
Morgantown Energy Associates	West Virginia	Morgantown Energy Associates
Dominion Dresden, Inc.	Delaware	Dominion Dresden, Inc.
Dresden Energy, LLC	Delaware	Dresden Energy, LLC
Dominion Dresden Services Company, Inc.	Delaware	Dominion Dresden Services Company, Inc.
Dominion Elwood, Inc.	Delaware	Dominion Elwood, Inc.
Elwood Energy, LLC	Delaware	Elwood Energy, LLC
Elwood II Holdings, LLC	Delaware	Elwood II Holdings, LLC

NAME	JURISDICTION OF INCORPORATION	NAME UNDER WHICH BUSINESS IS CONDUCTED
Elwood III Holdings, LLC	Delaware	Elwood III Holdings, LLC
Dominion Elwood Expansion, Inc.	Delaware	Dominion Elwood Expansion, Inc.
Elwood Expansion LLC	Delaware	Elwood Expansion LLC
Dominion Elwood Services Company, Inc.	Virginia	Dominion Elwood Services Company, Inc.
Dominion Energy Clearinghouse Storage Services, Inc.	Delaware	Dominion Energy Clearinghouse Storage Services, Inc.
Dominion Energy Construction Company	Virginia	Dominion Energy Construction Company
Dominion Energy Direct Sales, Inc.	Virginia	Dominion Energy Direct Sales, Inc.
Dominion Energy Exchange, Inc.	Virginia	Dominion Energy Exchange, Inc.
Dominion Energy Marketing, Inc.	Delaware	Dominion Energy Marketing, Inc.
Dominion Energy Peru Holdings, Inc.	Virginia	Dominion Energy Peru Holdings, Inc.
Dominion Energy Services Company, Inc.	Virginia	Dominion Energy Services Company, Inc.
Dominion Equipment II, Inc.	Virginia	Dominion Equipment II, Inc.
Dominion Equipment III, Inc.	Delaware	Dominion Equipment III, Inc.
Dominion Fairless Hills, Inc.	Delaware	Dominion Fairless Hills, Inc.
Fairless Energy, LLC	Delaware	Fairless Energy, LLC
Dominion Hickman, Inc.	Delaware	Dominion Hickman, Inc.
Dominion Kincaid, Inc.	Virginia	Dominion Kincaid, Inc.
Kincaid Generation, L.L.C.	Virginia	Kincaid Generation, L.L.C.
Dominion Monroe, Inc.	Delaware	Dominion Monroe, Inc.
Dominion Monroe, L.L.C.	Delaware	Dominion Monroe, L.L.C.
Dominion Montgomery, Inc.	Delaware	Dominion Montgomery, Inc.
Dominion North Star Generation, Inc.	Delaware	Dominion North Star Generation, Inc.
North Star Generation, LLC	Delaware	North Star Generation, LLC
Dominion Nuclear, Inc.	Delaware	Dominion Nuclear, Inc.
Dominion Nuclear Holdings, Inc.	Delaware	Dominion Nuclear Holdings, Inc.
Dominion Nuclear Marketing I, Inc.	Delaware	Dominion Nuclear Marketing I, Inc.
Dominion Nuclear Marketing II, Inc.	Delaware	Dominion Nuclear Marketing II, Inc.
Dominion Nuclear Marketing III, L.L.C.	Delaware	Dominion Nuclear Marketing III, L.L.C.
Dominion Nuclear Connecticut, Inc.	Delaware	Dominion Nuclear Connecticut, Inc.
Dominion Person, Inc.	Delaware	Dominion Person, Inc.
Dominion Pleasants, Inc.	Virginia	Dominion Pleasants, Inc.
Pleasants Energy, LLC	Delaware	Pleasants Energy, LLC
Dominion Pleasants Services Company, Inc.	Delaware	Dominion Pleasants Services Company, Inc.
Dominion Reserves, Inc.	Virginia	Dominion Reserves, Inc.
Carthage Energy Services, Inc.	Michigan	Carthage Energy Services, Inc.
Cypress Energy, Inc.	Virginia	Cypress Energy, Inc.
Dominion Appalachian Development, Inc.	Virginia	Dominion Appalachian Development, Inc.
Dominion Appalachian Development Properties, LLC	Virginia	Dominion Appalachian Development Properties, LLC
Dominion Gas Processing MI, Inc.	Virginia	Dominion Gas Processing MI, Inc.
Frederic HOF Limited Partnership	Virginia	Frederic HOF Limited Partnership
Wilderness Energy, L.C.	Michigan	Wilderness Energy, L.C.
Wilderness Energy Services Limited Partnership	Michigan	Wilderness Energy Services Limited Partnership
Dominion Midwest Energy, Inc.	Michigan	Dominion Midwest Energy, Inc.
Dominion Reserves Gulf Coast, Inc.	Virginia	Dominion Reserves Gulf Coast, Inc.
Dominion Reserves – Indiana, Inc.	Virginia	Dominion Reserves – Indiana, Inc.

NAME	JURISDICTION OF INCORPORATION	NAME UNDER WHICH BUSINESS IS CONDUCTED
Dominion Michigan Production Services, Inc.	Michigan	Dominion Michigan Production Services, Inc.
Dominion Reserves – Utah, Inc.	Utah	Dominion Reserves – Utah, Inc.
Dominion San Juan, Inc.	Virginia	Dominion San Juan, Inc.
San Juan Partners, LLC	Texas	San Juan Partners, LLC
Dominion Storage, Inc.	Virginia	Dominion Storage, Inc.
Dominion Energy Canada Limited	Alberta	Dominion Energy Canada Limited
Dominion Exploration Canada Ltd.	Alberta	Dominion Exploration Canada Ltd.
Domcan Boundary Corp.	Alberta	Domcan Boundary Corp.
Domcan Boundary Holdings, Ltd.	Alberta	Domcan Boundary Holdings, Ltd.
Dominion Exploration Partnership	Alberta	Dominion Exploration Partnership
Dominion Troy, Inc.	Delaware	Dominion Troy, Inc.
Troy Energy, LLC	Delaware	Troy Energy, LLC
Dominion Troy Services Company, Inc.	Delaware	Dominion Troy Services Company, Inc.
Dominion Upshur, Inc.	Delaware	Dominion Upshur, Inc.
Dominion Upshur, LLC	Delaware	Dominion Upshur, LLC
Dominion Equipment, Inc.	Virginia	Dominion Equipment, Inc.
Dominion Energy Holdings, Inc.	Virginia	Dominion Energy Holdings, Inc.
Dominion Energy Technologies, Inc.	Virginia	Dominion Energy Technologies, Inc.
Dominion Metering Services, Inc.	Virginia	Dominion Metering Services, Inc.
Dominion Ohio ES, Inc.	Ohio	Dominion Ohio ES, Inc.
Dominion Ohio ES, LLC	Ohio	Dominion Ohio ES, LLC
Dominion Resources Services, Inc.	Virginia	Dominion Resources Services, Inc.
Apus Aviation II L.L.C.	Delaware	Apus Aviation II L.L.C.
Dominion Resources Capital Trust I	Delaware	Dominion Resources Capital Trust I
Dominion Resources Capital Trust II	Delaware	Dominion Resources Capital Trust II
Dominion Resources Capital Trust III	Delaware	Dominion Resources Capital Trust III
DEI U.K., Inc.	Virginia	DEI U.K., Inc.
DR Nottingham Investments	UK	DR Nottingham Investments
DT Services, Inc.	Virginia	DT Services, Inc.
Dominion Fiber Ventures, LLC	Delaware	Dominion Fiber Ventures, LLC
Dominion Telecom, Inc.	Virginia	Dominion Telecom, Inc.
Virginia Electric and Power Company	Virginia	Dominion Virginia Power (in Virginia) Dominion North Carolina (in North Carolina)
Dominion Energy Clearinghouse, Inc.	Virginia	Dominion Energy Clearinghouse, Inc.
Dominion Generation Corporation	Virginia	Dominion Generation Corporation
Virginia Power Fuel Corporation	Virginia	Virginia Power Fuel Corporation
Virginia Power Services, Inc.	Virginia	Virginia Power Services, Inc.
Evantage, Inc.	Virginia	Evantage, Inc.
Virginia Power Energy Marketing, Inc.	Virginia	Virginia Power Energy Marketing, Inc.
Virginia Power Services Energy Corp., Inc.	Virginia	Virginia Power Services Energy Corp., Inc.
Virginia Power Nuclear Services Company	Virginia	Virginia Power Nuclear Services Company
VP Property, Inc.	Virginia	VP Property, Inc.

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